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                                                                    EXHIBIT 10.5

                               FOURTH AMENDMENT TO
                           SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                      OF EOP OPERATING LIMITED PARTNERSHIP
         THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED AGREEMENT OF

LIMITED PARTNERSHIP OF EOP OPERATING LIMITED PARTNERSHIP (this "Amendment"), dated December 22, 2000, as amended, is entered into by EQUITY OFFICE PROPERTIES TRUST, a Maryland real estate investment trust, as the general partner (the "General Partner") of EOP Operating Limited Partnership, a Delaware limited partnership (the "Partnership"), for itself and on behalf of itself and the Limited Partners of the Partnership, and those persons whose signatures are set forth on the signature page attached hereto.

         WHEREAS, each of David A. Gardner ("GARDNER"), Donald J. Resnick ("RESNICK") and Mark D. Quigley ("QUIGLEY", and collectively with Gardner and Resnick, the "CONTRIBUTING LIMITED PARTNERS") has previously received Class B units of limited partnership interest in the Partnership (the "ORIGINAL OP UNITS") in exchange for certain partnership interests (the "ORIGINAL PARTNERSHIP INTERESTS") held directly or indirectly by the Contributing Limited Partners in the partnerships identified in Exhibit "A" attached hereto (collectively, the "ACORN PARTNERSHIPS");

         WHEREAS, on the date hereof, each of the Contributing Limited Partners are receiving additional Class B Units of limited partnership interest in the Partnership ("ADDITIONAL OP UNITS") in exchange for remaining partnership interests (the "REMAINING PARTNERSHIP INTERESTS") in the Acorn Partnerships held by Quigley and Acorn Associates, a New York general partnership of which Gardner and Resnick are the sole partners, all pursuant to the Call Option Agreements dated October 7, 1997 and November 21, 1997, each by and among Acorn Associates, Quigley and the Partnership (collectively, the "CALL OPTION AGREEMENTS");

         WHEREAS, pursuant to the authority granted to the General Partner under the Second Amended and Restated Agreement of Limited Partnership of EOP Operating Limited Partnership dated as of June 19, 2000, as amended (the "PARTNERSHIP AGREEMENT"), the General Partner desires to amend Exhibit A to the Partnership Agreement to reflect the issuance of the Additional OP Units to the Contributing Limited Partners; and

         WHEREAS, the Contributing Limited Partners desire to be bound by all of the terms and conditions and other provisions of this Amendment and the Partnership Agreement with respect to the Additional OP Units;

         NOW, THEREFORE, in consideration of the premises set forth above and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the General Partner hereby amends the Partnership Agreement as follows:

         Exhibit A to the Partnership Agreement hereby is amended to reflect the issuance of the Additional OP Units to the Contributing Limited Partners. Exhibit "B" attached to this Amendment contains the name and address of, the number of Additional OP Units issued to, and the initial capital account of each Contributing Limited Partner, and the percentage interest of each such Contributing Limited Partner in the Partnership, and such Exhibit "B" shall be deemed attached to, and an addendum of, Exhibit A to the Partnership Agreement for all relevant purposes.



                                       2

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         All capitalized terms used in this Amendment and not otherwise defined shall have the meanings assigned to them in the Partnership Agreement or the Call Option Agreements, as applicable. Except as modified herein, all terms and conditions of the Partnership Agreement shall remain in full force and effect, which terms and conditions the General Partner hereby ratifies and affirms. Time is of the essence of each and every provision of this Amendment.

         IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

                              EQUITY OFFICE PROPERTIES TRUST, a Maryland real estate investment trust, the General Partner of EOP Operating Limited Partnership and on behalf of existing Limited Partners



                              By:    /s/ Stanley M. Stevens
                                 -----------------------------------------------
                              Name:  Stanley M. Stevens
                                   ---------------------------------------------
                              Title: Executive Vice President, Chief Legal
                                    --------------------------------------------
                                     Counsel and Secretary
                                    --------------------------------------------

AGREED AND ACKNOWLEDGED:

CONTRIBUTING LIMITED PARTNERS:


/s/ David A. Gardner
-----------------------------
DAVID A. GARDNER


/s/ Donald J. Resnick
-----------------------------
DONALD J. RESNICK


/s/ Mark D. Quigley
-----------------------------
MARK D. QUIGLEY


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                                   EXHIBIT "A"

                           LIST OF ACORN PARTNERSHIPS

EOP-Four Falls Corporate Center, L.P., a Pennsylvania limited partnership formerly known as Four Falls Associates

EOP-Walnut Hill Plaza, L.P., a Pennsylvania limited partnership formerly known as Walnut Hill Associates

EOP-Oak Hill Plaza, L.P., a Pennsylvania limited partnership formerly known as Oak Hill Associates

EOP-One Valley Square, L.P., a Pennsylvania limited partnership formerly known as Valley Square Associates

EOP-Two Valley Square, L.P., a Pennsylvania limited partnership formerly known as Two Valley Square Associates

EOP-Three Valley Square, L.P., a Pennsylvania limited partnership formerly known as Three Valley Square Associates

EOP-Four Valley Square, L.P., a Pennsylvania limited partnership formerly known as Four Valley Square Associates

EOP-One Devon Square, L.P., a Pennsylvania limited partnership formerly known as Devon Square Venture Partners

EOP-Two Devon Square, L.P., a Pennsylvania limited partnership formerly known as Two Devon Square Associates

EOP-Three Devon Square, L.P., a Pennsylvania limited partnership formerly known as Three Devon Square Associates




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                                   EXHIBIT "B"

                                                          ADDITIONAL OP UNITS(3)

-----------------

(3) All Class B units of limited partnership interest in the Partnership.

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

                                        NO. OF
   NAME AND ADDRESS OF              ADDITIONAL OP     INITIAL CAPITAL    PERCENTAGE
CONTRIBUTING LIMITED PARTNER           UNITS            ACCOUNT(4)        INTEREST(5)
----------------------------        -------------     ---------------    ----------







---------------

(4) For purposes of this Exhibit "B" to this Amendment, the initial Capital Account reflects the agreed value of the Remaining Partnership Interests contributed to the Partnership, allocated per Additional OP Unit issued by the Partnership in connection with such contribution. The initial Capital Account set forth in this Exhibit "B" will be aggregated with the existing Capital Account of each Contributing Limited Partner and, subsequently, will be maintained in accordance with Exhibit B to the Partnership Agreement.

(5) For purposes of this Exhibit "B" to this Amendment, the Percentage Interest reflects only the interests evidenced by the Additional OP Units received by the Contributing Limited Partners in connection with the contribution of the Remaining Partnership Interests, and is in addition to the interests evidenced by the Original OP Units held by such Contributing Limited Partners in connection with the contribution of the Original Partnership Interests.